UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 16, 2006


                               PLANGRAPHICS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)




           COLORADO                    0-14273               84-0868815
           --------                    -------               ----------
(State or other jurisdiction of      (Commission          (I.R.S. Employer
 incorporation or organization)      File Number)       Identification Number)



               112 East Main Street
               Frankfort, Kentucky                            40601
               -------------------                            -----
     (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (720) 851-0716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|  Written communications pursuant to Rule 425 under the Securities Act

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.        Entry into a Material Definitive Agreement.

     On August 21, 2006, the registrant, PlanGraphics, Inc., entered into a Series A Preferred Stock Purchase Agreement with Nutmeg Group, LLC pursuant to which the registrant sold and Nutmeg Group, LLC bought, for an aggregate purchase price of $500,000, 1,000 shares (the "Shares") of the registrant's Series A 12% Redeemable Preferred Stock (the "Series A Preferred Stock") and a warrant to purchase shares of the registrant's common stock with an aggregate exercise price of $10.00 (the "Warrant," and together with the Shares, the "Securities"). The registrant intends to use the net proceeds of the sale of the Securities to pay its independent accountants amounts due to complete its 2005 annual report and subsequent quarterly reports, to satisfy certain of the registrant's accounts payable, and for general working capital purposes.

     The Series A Stock Purchase Agreement and the form of Warrant are filed with this Current Report, as Exhibits 4.1 and 4.2, respectively.

Item 3.02.        Unregistered Sales of Equity Securities.

     See Item 1.01, which is incorporated herein by reference.

     The Series A Preferred Stock will bear dividends at the annual rate of 12% of the original issue price of $1,000 per share, which dividends shall accrue from the date of issuance, and shall be payable in arrears on February 17, 2007 and quarterly thereafter. The holder of Series A Preferred Stock may require the registrant to redeem the Series A Preferred Stock in whole or in part at any time after February 17, 2007. In addition, at any time after August 17, 2007, the registrant has the right to redeem the Series A Preferred Stock in whole or in part. Upon any liquidation, dissolution or winding up of the registrant, any assets available for distribution shall be distributed first to holders of the Series A Preferred Stock before any distribution is made to the registrant's common shareholders. The Series A Preferred Stock is non-voting and is not convertible into shares of the registrant's common stock.

     The Warrant is exercisable for that number of shares of registrant's common stock that will constitute eighty (80%) of the common stock outstanding on a fully diluted basis, determined immediately after the exercise of the Warrant. The Warrant is exercisable by Nutmeg on the earlier of (i) the consummation of a transaction involving the sale of the registrant's wholly owned subsidiary, PlanGraphics, Inc., a Maryland corporation ("PG-Maryland"), and distribution of the consideration received by the registrant in such transaction to the registrant's shareholders, (ii) the completion of the distribution of all of the capital stock of PG-Maryland to the existing shareholders of the registrant,
(iii) February 17, 2007 if the registrant completes the acquisition of another entity on or prior to February 17, 2007, (iv) forty-five (45) days after another entity is acquired by the registrant if such acquisition is completed after February 17, 2007, or (v) August 21, 2007.

     The Securities issued in the private placement were issued in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D, Rule 506 promulgated under the Securities Act, in that the issuance did not involve a public offering. The investor in the private placement represented that it was an "accredited investor" as defined in Regulation D and that it was acquiring the Securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were affixed to the Securities issued in the private placement.

     MidSouth Capital Inc. ("MidSouth") acted as the placement agent for the transaction. The registrant agreed to pay aggregate placement agent fees of 10% of the gross proceeds of the transaction and to issue a warrant to acquire shares of the registrant's common stock equal to 10% of the transaction value (the "Agent Warrant"). The exercise price of the Agent Warrant is $0.03 per share. The Agent Warrant will be exercisable for a period of three years from the date of issuance by payment of the applicable exercise price or through use of a net exercise feature. In addition, the shares of common stock issuable upon exercise of the Agent Warrant will have piggyback registration rights.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment.

     On August 16, 2006, Gary S. Murray, Sr., resigned his position as a director of the registrant for personal reasons citing heavy time commitments required for other activities and a desire to spend more time with his family. He was Chairman of the board of directors.

     On August 17, 2006, William Strang notified the secretary of the registrant of his resignation from the registrant's board of directors. His email notification is provided at Exhibit 99.1. He was the chairman of the audit committee and a member of the compensation committee.

     The registrant expects to fill the vacancies in the future.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On August 18, 2006, the registrant filed Articles of Amendment to its Articles of Incorporation with the Colorado Secretary of State amending and restating the rights and preferences of the registrant's Series A preferred stock and designating such preferred stock as Series A 12% Redeemable Preferred Stock. A copy of the Articles of Amendment is filed with this Current Report as
Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit No.    Description
--------------------------------------------------------------------------------

     3.1 Amendment to Articles of Incorporation filed with the Colorado Secretary of State on August 18, 2006.

     4.1 Series A Preferred Stock Purchase Agreement, dated August 21, 2006, between PlanGraphics, Inc. and Nutmeg Group, LLC.

     4.2 Form of Warrant issued pursuant to the Series A Preferred Stock Purchase Agreement.

     99.1           Resignation Letter of William Strang dated August 17, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: August 25, 2006

                                             PlanGraphics, Inc.


                                             By:  /s/ Fred Beisser
                                             -----------------------------------
                                             Frederick G. Beisser,
                                             Senior Vice President - Finance,
                                             Secretary, Treasurer and Principal
                                             Accounting Officer

                                  EXHIBIT INDEX

    Exhibit No.     Description
--------------------------------------------------------------------------------

    3.1 Amendment to Articles of Incorporation filed with the Colorado Secretary of State on August 18, 2006.

    4.1 Series A Preferred Stock Purchase Agreement, dated August 21, 2006, between PlanGraphics, Inc. and Nutmeg Group, LLC.

    4.2 Form of Warrant issued pursuant to the Series A Preferred Stock Purchase Agreement.

    99.1            Resignation Letter of William Strang dated August 17, 2006.